ETF Opportunities Trust

T-REX 2X Inverse NVIDIA Daily Target ETF (NVDQ)

T-REX 2X Inverse Tesla Daily Target ETF (TSLZ)

(each a “Fund” and together, the “Funds”)

Supplement dated October 14, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated October 28, 2024, as amended January 27, 2025 and July 1, 2025

(as previously supplemented)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Inverse NVIDIA Daily Target ETF and the T-REX 2X Inverse Tesla Daily Target ETF at a proposed split ratio of 1:20. Shareholders will receive 1 share for every 20 shares held. The Creation Unit size for each Fund will remain at 10,000 shares per unit.

The record date for the reverse stock split will be October 27, 2025, and the reverse stock split will be effectuated after the close of trading on October 28, 2025. Shares of the Funds will begin trading on a split-adjusted basis on October 29, 2025.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE